[Scudder Investments logo]

Scudder Balanced Fund

Class AARP and Class S Shares

Annual Report

December 31, 2001

Contents

<Click here> Letter from the Fund's President

<Click here> Performance Summary

<Click here> Portfolio Management Review

<Click here> Portfolio Summary

<Click here> Investment Portfolio

<Click here> Financial Statements

<Click here> Financial Highlights

<Click here> Notes to Financial Statements

<Click here> Report of Independent Accountants

<Click here> Tax Information

<Click here> Trustees and Officers

<Click here> Investment Products and Services

<Click here> Account Management Resources

Scudder Balanced Fund	Ticker Symbol	Fund Number
Class AARP	ABLNX	162
Class S	SCBAX	062

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

Although the U.S. stock market staged a remarkable rally during the final three months of 2001, the past two years have proven to be challenging for equity investors. Slower global growth and weaker corporate earnings have taken a significant toll on stocks, which - as a group - have declined for two consecutive years. During the same time period, however, bond performance has been strong. In fact, the Lehman Brothers Aggregate Bond Index has produced an average annualized total return of 10.02 percent over the past two years, at the same time that the S&P 500 stock index has declined 10.50 percent per year. It is important to remember, however, that stocks outperformed bonds by a wide margin during the late 1990s.

The disparity in returns between stocks and bonds illustrates the potential benefits of owning a fund that invests in both asset classes. In this way, you gain exposure to the long-term growth potential of stocks, meaning that you can benefit at the times when the market is rising. At the same time, you own a fund that has ballast - in the form of bonds - against the fluctuations of the stock market. We believe this is a potentially powerful combination at a time when the financial markets continue to exhibit exceptional volatility.

Thank you for your continued investment in Scudder Balanced Fund.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Balanced Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary December 31, 2001

Average Annual Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Balanced Fund - Class S	-6.02%	1.33%	9.12%	9.27%
S&P 500 Index (60%) and LBAB Index (40%)+	-3.70%	2.21%	9.82%	11.25%
			1-Year	Life of Class***
Scudder Balanced Fund - Class AARP			-6.02%	-8.64%
S&P 500 Index (60%) and LBAB Index (40%)+			-3.70%	-7.11%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

*** Class AARP shares commenced operations on August 28, 2000. Index comparisons begin August 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 12/31/01	$ 17.48	$ 17.48
12/31/00	$ 19.26	$ 19.25
Distribution Information: Twelve Months: Income Dividends	$ .43	$ .43
Capital Gains Distributions	$ .17	$ .17

Class S Lipper Rankings* - Balanced Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	320	of	479	67
3-Year	234	of	393	60
5-Year	77	of	293	26

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment *
-- Scudder Balanced Fund - Class S -- S&P 500 Index (60%) and LBAB Index (40%)+ - - - S&P 500 Index+ - - - - LBAB Index+

Yearly periods ended December 31

Comparative Results*
Scudder Balanced Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$ 9,398	$ 10,404	$ 15,470	$ 22,181
	Average annual total return	-6.02%	1.33%	9.12%	9.27%
S&P 500 Index (60%) and LBAB Index (40%)+	Growth of $10,000	$ 9,630	$ 10,679	$ 15,973	$ 26,101
	Average annual total return	-3.70%	2.21%	9.82%	11.25%

The growth of $10,000 is cumulative.

* Returns and rankings for the 3, 5 year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for the Class S shares; rankings for share classes may vary.
** The Fund commenced operations on January 4, 1993. Index comparisons begin December 31, 1992.
+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Balanced Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Balanced Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Gary A. Langbaum assumed responsibility for the fund's day-to-day management and investment strategies in 1999. Mr. Langbaum has over 31 years of experience in the investment industry, including more than 12 years as an equity research analyst covering a wide range of industries and over five years of portfolio management experience, focusing on the stocks of companies with medium- to large-sized market capitalizations.

Portfolio Manager Tracy McCormick joined the Advisor in 1994 and the fund team in 1999. Ms. McCormick has more than 19 years of experience in the investment industry.

Portfolio Manager Robert S. Cessine joined the Advisor in 1993 and the fund team in 1999. Mr. Cessine has more than 19 years of experience in the investment industry.

Portfolio Manager Richard Scargill joined the Advisor in 1990 and the fund team in 1999. Mr. Scargill has more than 11 years of experience in the investment industry.

In the following interview, Lead Portfolio Manager Gary Langbaum discusses the strategy of Scudder Balanced Fund and the market environment during the 12-month period ended December 31, 2001.

Q: Will you provide an overview of market conditions during the fund's annual reporting period - January 1, 2001 through December 31, 2001?

A: Last January, the economy was slowing, and companies were announcing disappointing earnings. Fearing recession, investors turned away from high-valuation/high-expectation growth stocks such as technology, choosing instead stocks from more traditionally defensive industries, such as health care and finance. Companies within defensive industries typically sustain their earnings in a downturn because they offer products or services that are not generally tied to discretionary income. This means that people or businesses need to buy the products or services no matter what's going on with the economy.

In an attempt to avert recession, the Federal Reserve Board (the Fed) began cutting short-term interest rates in early January. Reducing interest rates eases the flow of money, making it easier for businesses and individuals to borrow or pay off their debts. At the same time, investors were increasing their government bond investments in search of more perceived safety. U.S. Treasury and agency securities - which account for the largest portion of the fund's fixed-income holdings - posted strong performance. The federal government also began issuing tax rebates - a move that was expected to encourage consumer spending. Although the Fed's friendlier monetary policy along with the tax rebates helped prompt some stock market rallies in the following months, the rallies were all short-lived. Throughout most of the year, gains were found primarily in value stocks, while most growth stocks declined. Value stocks tend to be priced more inexpensively than growth stocks because the market has lower expectations for their stock price appreciation.

The already struggling stock market was pushed further into bear territory in the weeks after the September 11 terrorist attacks. As investors feared the worst, they poured even more of their cash into high-quality U.S. Treasury bonds, boosting bond performance. All areas of the stock market, however, suffered deep losses. In an attempt to stop the free fall, the Fed continued to reduce short-term interest rates - bringing them to near-historic lows. The government also began planning a second federal economic stimulus package to help reignite the economy. These aggressive actions sparked some optimism. We began to see some improvement in October, and by the end of the year, the stock market had regained much of the ground it lost after the September attacks.

Q: How did the volatility affect Scudder Balanced Fund's performance?

A: Scudder Balanced Fund invests in both stocks and bonds. Gains in the bond portfolio tempered the fund's exposure to wild market volatility and mitigated losses by the fund's stocks.

For the 12 months ended December 31, 2001, the fund's Class S shares declined 6.02 percent. This compares with a loss of 11.87 percent by the Standard & Poor's 500, the fund's equity benchmark, and a gain of 8.50 percent by the Lehman Brothers Government/Corporate Bond Index, the fund's bond benchmark. The S&P 500 is an unmanaged group of large-cap stocks (growth and value) representative of the U.S. stock market. The Lehman Brothers Government/Corporate Bond Index is a group of U.S. government and corporate bonds representative of the broad bond market.

The fund can also be compared with other balanced funds that invest in both stocks and bonds. The Lipper Balanced Funds category average fell 4.39 percent. The fund's comparatively greater exposure to large growth stocks caused it to lose ground to competitors that had invested in more value-oriented stocks and maintained larger bond holdings or had increased their bond holdings earlier and more aggressively. We regularly invest a larger portion of the fund's assets in large growth stocks to comply with the fund's investment objective, which states that the equity portion of the fund, which offers relatively higher return potential, is designed to promote capital growth. During the year, growth stocks underperformed value stocks significantly. In times when stocks outperform bonds, we would expect stronger comparative fund returns. Although we never like to see losses, we believe the fund performed as it should have - tempering stock market volatility and mitigating potential losses.

Q: How was the fund's portfolio structured during the period?

A: We began the year with a slightly more defensive structure than had been our longer-term strategy. In terms of our stock-to-bond ratio, the fund split was approximately 40-45 percent bonds and 55-60 percent equities, which helped mitigate losses as equities struggled. As the economic outlook became more unclear, and the corporate earnings forecasts called for more substantial declines, we moved the fund to an even more defensive posture with 45-50 percent bonds and 50-55 percent stocks.

In the equity portfolio, we began the period with more exposure to health care and financials (an overweight position) than the S&P 500 and less exposure to technology (an underweight position). For the most part, this defensive posture helped the fund's performance as technology continued to struggle and health care stocks posted positive performance. In April, we became more optimistic that we would see some economic improvement as the positive effects of the Fed's rate cuts took hold. We increased the fund's equity exposure to about 60 percent of assets. We believed that select technology stocks, primarily semiconductors, would be some of the first to rebound, so we added to our technology position, bringing it in line with the S&P 500. Many technology companies gained ground in the next couple of months, and the move helped the fund. To fund the new technology investments, we trimmed the fund's overweight position in health care, which had already experienced strong gains.

In July, the trend reversed course, and tech stocks began declining. We began allowing the fund's cash to build. As the equity market declined, the fund's stock-to-bond ratio shifted to about 50 percent stocks and 45 percent bonds. This defensive structure was extremely helpful as stocks plummeted in the wake of the September 11 terrorist acts. In October, we began to see some signs of improvement, so we shifted the ratio back to about 60 percent stocks and 40 percent bonds. This more aggressive positioning helped the fund benefit from strong stock market performance in November and December.

Q: What fund sectors helped performance?

A: Three principal areas helped the fund's performance during the year:

1. Health care. The fund's overweight position in health care, combined with strong stock selection, was a primary contributor to performance. We focused our investments in the medical equipment/supplies industry, which outperformed the pharmaceutical and biotechnology areas of the sector. Companies such as Baxter International, Abbott Laboratories and Johnson & Johnson provided strong gains. Alza, another stock that the fund owned, was taken over by Johnson & Johnson during the period, resulting in gains for the fund.

2. Technology. The fund's technology holdings were a primary driver of overall performance. Our technology underweight position early in the period helped, as did stock selection within the sector. We held more "defensive" technology companies such as IBM and Microsoft, both of which added to performance. Late in the period, we added to the fund's technology position. We believe that the dramatic declines in September, coupled with cost-cutting measures already in place by many technology companies, will make many tech stocks more attractive investments over the next year. We'll work to keep the fund's position well-diversified in solid names with long track records of solid earnings.

3. Industrials. We benefited from strong stock selection within the fund's industrial holdings. Tyco posted strong gains, and we took profits for the fund when we eliminated the fund's position in General Dynamics to fund the purchase of Lockheed Martin, which also helped performance.

Q: What sectors hurt fund performance?

A: Problem areas for the fund included:

1. Financials. Our financial stocks were the biggest drag on fund performance. Throughout much of the period, we maintained an overweight position in the sector, expecting it to benefit from declining interest rates. However, some of the stocks the fund held disappointed us. The biggest disappointment was Providian, a consumer lending and credit card company. We purchased the stock at a discount to its growth rate and its historic valuation, believing that when the economy began to bounce back, the company would experience rapid growth. Although the company met our investment parameters when we bought it, we later found some management and accounting problems. When this information surfaced, we liquidated our position. Although we never like the fund to take losses, we were somewhat heartened that we exited before it plummeted even further.

2. Energy. Early in the period, the major oil companies were generating strong earnings as crude oil prices continued to rise, which we believed would result in increased capital expenditures. We invested in oil services companies, which we thought would benefit from increased spending by the oil giants. However, as crude prices weakened, oil companies pulled back on development projects, and the fund's oil services stocks declined with the demand for their services. We then took a more defensive posture by reducing oil services and adding to large integrated oil companies and gas companies.

3. Consumer discretionary stocks. With the Fed aggressively cutting interest rates, we incorrectly assumed that the economy would begin to bounce back and that retail and media stocks would be some of the first to benefit from the bounce. The events of September 11 removed all hope of a quick economic recovery, and retailers and media stocks declined sharply in September. Their performance improved late in the year, but for the most part, they were just making up ground lost earlier. We are optimistic that we'll see more improvement in 2002.

Q: What is your outlook for 2002?

A: Volatility will surely continue, as the economic and political environment remains uncertain. However, the precipitous declines that came as a result of the September 11 tragedy might have actually accelerated the stock market's descent and, therefore, its impending recovery. We believe that the economy may begin to show signs of recovery in the first half of 2002 but that it will take some time before there is a full recovery.

We want to make sure that the fund is well-positioned to take full advantage of improving economic conditions. To accomplish that, we've increased the fund's stock exposure and added cyclical stocks from a wide variety of sectors. Cyclical stocks are deeply tied to the economy. The fund is invested in companies that produce goods for use in the industrial sector of the economy or those that offer products or services that consumers perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators improve.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary December 31, 2001

Diversification	12/31/01	12/31/00

Common Stocks	59%	59%
Fixed Income Holdings	35%	36%
Cash Equivalents	6%	5%
	100%	100%

Fixed Income Holdings (Excludes Cash Equivalents)	12/31/01	12/31/00

Diversification
U.S. Government Obligations	50%	54%
Corporate Bonds	23%	16%
U.S. Government Agency	24%	24%
Asset-Backed	3%	3%
Foreign Bonds - U.S.$ Denominated	-	3%
	100%	100%

Quality
U.S. Government and Agencies	74%	78%
AAA	3%	6%
AA	1%	1%
A	9%	9%
BBB	11%	5%
BB	2%	1%
	100%	100%

Weighted Average Quality	AAA	AAA

Diversification and holdings are subject to change.

Equity Holdings (Excludes Cash Equivalents)	12/31/01	12/31/00

Sector Diversification
Technology	18%	16%
Health	17%	22%
Financial	17%	20%
Manufacturing	13%	5%
Consumer Discretionary	11%	7%
Consumer Staples	7%	8%
Energy	6%	7%
Media	4%	3%
Communications	3%	4%
Other	4%	8%
	100%	100%

Five Largest Equity Holdings (8.2% of Portfolio)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	1.7%
2. Microsoft Corp. Developer of computer software	1.7%
3. Citigroup, Inc. Provider of diversified financial services	1.6%
4. Wal-Mart Stores, Inc. Operator of discount stores	1.6%
5. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self medications	1.6%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Shares	Value ($)
Common Stocks 59.0%
Communications 1.7%
Telephone/Communications
BellSouth Corp.	147,400	5,623,310
JDS Uniphase Corp.*	165,000	1,440,450
Verizon Communications, Inc.	199,200	9,454,032
		16,517,792
Consumer Discretionary 6.7%
Department & Chain Stores 5.4%
Federated Department Stores, Inc.*	105,100	4,298,590
Home Depot, Inc.	154,000	7,855,540
Kohl's Corp.*	81,900	5,769,036
Lowe's Companies, Inc.	122,500	5,685,225
Target Corp.	173,900	7,138,595
TJX Companies, Inc.	133,000	5,301,380
Wal-Mart Stores, Inc.	257,500	14,819,125
		50,867,491
Hotels & Casinos 0.5%
MGM Mirage, Inc.*	168,200	4,855,934
Recreational Products 0.5%
Harley-Davidson, Inc.	86,000	4,670,660
Specialty Retail 0.3%
Office Depot, Inc.*	173,000	3,207,420
Consumer Staples 3.8%
Food & Beverage 2.4%
Hershey Foods Corp.	51,700	3,500,090
Kraft Foods, Inc. "A"	269,400	9,167,682
PepsiCo, Inc.	212,150	10,329,584
		22,997,356
Package Goods/Cosmetics 1.4%
Colgate-Palmolive Co.	106,900	6,173,475
Procter & Gamble Co.	90,600	7,169,178
		13,342,653
Durables 0.3%
Aerospace
Lockheed Martin Corp.	68,300	3,187,561
Energy 3.6%
Oil & Gas Production 3.3%
BP Amoco PLC (ADR)	125,000	5,813,750
Burlington Resources, Inc.	76,000	2,853,040
Exxon Mobil Corp.	421,274	16,556,068
Royal Dutch Petroleum Co. (New York Shares)	129,400	6,343,188
		31,566,046
Oilfield Services/Equipment 0.3%
Schlumberger Ltd.	55,000	3,022,250
Financial 9.8%
Banks 3.0%
Fifth Third Bancorp.	89,800	5,529,884
J.P. Morgan Chase & Co.	155,000	5,634,250
Mellon Financial Corp.	193,500	7,279,470
Wachovia Corp.	137,500	4,312,000
Wells Fargo & Co.	133,200	5,787,540
		28,543,144
Consumer Finance 2.8%
American Express Co.	173,000	6,174,370
Citigroup, Inc.	300,866	15,187,716
Household International, Inc.	86,900	5,034,986
		26,397,072
Insurance 3.1%
American International Group, Inc.	117,374	9,319,496
Hartford Financial Services Group, Inc.	118,000	7,413,940
Jefferson-Pilot Corp.	96,500	4,465,055
MetLife, Inc.	114,500	3,627,360
XL Capital Ltd. "A"	49,200	4,494,912
		29,320,763
Other Financial Companies 0.9%
Fannie Mae	44,700	3,553,650
The Goldman Sachs Group, Inc.	50,200	4,656,050
		8,209,700
Health 10.0%
Biotechnology 1.3%
Amgen, Inc.*	71,900	4,058,036
Biogen, Inc.*	50,000	2,867,500
Genentech, Inc.*	51,000	2,766,750
MedImmune, Inc.*	64,800	3,003,480
		12,695,766
Health Industry Services 1.2%
Laboratory Corp. of America Holdings*	65,100	5,263,335
McKesson Corp.	169,000	6,320,600
		11,583,935
Medical Supply & Specialty 1.4%
Medtronic, Inc.	117,000	5,991,570
Zimmer Holdings, Inc.*	231,800	7,079,172
		13,070,742
Pharmaceuticals 6.1%
Abbott Laboratories	180,100	10,040,575
American Home Products Corp.	125,000	7,670,000
Bristol-Myers Squibb Co.	74,000	3,774,000
Eli Lilly & Co.	51,500	4,044,810
Johnson & Johnson	238,054	14,068,991
Pfizer, Inc.	368,500	14,684,725
Pharmacia Corp.	70,000	2,985,500
		57,268,601
Manufacturing 8.0%
Chemicals 1.0%
Praxair, Inc.	166,400	9,193,600
Diversified Manufacturing 5.0%
Eaton Corp.	73,300	5,454,253
General Electric Co.	346,400	13,883,712
Illinois Tool Works, Inc.	133,200	9,020,304
Minnesota Mining & Manufacturing Co.	74,800	8,842,108
Tyco International Ltd.	165,700	9,759,730
		46,960,107
Industrial Specialty 0.9%
PPG Industries, Inc.	163,700	8,466,564
Machinery/Components/Controls 1.1%
Johnson Controls, Inc.	59,000	4,764,250
Parker-Hannifin Corp.	125,800	5,775,478
		10,539,728
Media 2.2%
Advertising 0.5%
Omnicom Group, Inc.	51,000	4,556,850
Broadcasting & Entertainment 1.1%
Cox Communications, Inc. "A"*	117,400	4,920,234
Viacom, Inc. "B"*	128,662	5,680,427
		10,600,661
Print Media 0.6%
Tribune Co.	149,700	5,603,271
Service Industries 1.3%
Miscellaneous Commercial Services
Convergys Corp.*	99,000	3,711,510
United Parcel Service, Inc. "B"	144,700	7,886,150
		11,597,660
Technology 10.5%
Computer Software 3.2%
Check Point Software Technologies Ltd.*	69,000	2,752,410
Microsoft Corp.*	243,200	16,116,864
Oracle Corp.*	378,400	5,225,704
PeopleSoft, Inc.*	140,200	5,636,040
		29,731,018
Diverse Electronic Products 0.4%
Teradyne, Inc.*	136,600	4,117,124
EDP Peripherals 0.3%
EMC Corp.*	242,700	3,261,888
Electronic Components/Distributors 0.9%
Cisco Systems, Inc.*	485,600	8,794,216
Electronic Data Processing 1.8%
International Business Machines Corp.	104,200	12,604,032
Sun Microsystems, Inc.*	311,000	3,840,850
		16,444,882
Precision Instruments 0.4%
Agilent Technologies, Inc.*	143,000	4,076,930
Semiconductors 3.5%
Altera Corp.*	127,800	2,711,916
Analog Devices, Inc.*	90,400	4,012,856
Intel Corp.	335,200	10,542,040
Linear Technology Corp.	130,700	5,102,528
Novellus Systems, Inc.*	83,500	3,294,075
Sanmina Corp.*	121,000	2,407,900
Texas Instruments, Inc.	171,000	4,788,000
		32,859,315
Transportation 1.1%
Railroads
Union Pacific Corp.	188,700	10,755,900
Total Common Stocks (Cost $487,088,716)		558,884,600

	Principal Amount ($)	Value ($)
Corporate Bonds 7.9%
Communications 0.4%
Qwest Communications International, 7.0%, 8/3/2009	1,950,000	1,873,755
Verizon Wireless, Inc., 5.375%, 12/15/2006	1,825,000	1,816,638
		3,690,393
Consumer Discretionary 0.4%
MGM Grand, Inc., 9.75%, 6/1/2007	875,000	916,563
Park Place Entertainment, Inc., 8.5%, 11/15/2006	600,000	623,522
Wal-Mart Stores, 6.875%, 8/10/2009	2,050,000	2,197,928
		3,738,013
Consumer Staples 0.5%
Delhaize America, Inc., 8.125%, 4/15/2011	2,800,000	3,080,840
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009	2,050,000	2,024,888
		5,105,728
Energy 1.7%
Burlington Resources, Inc., 6.5%, 12/1/2011	2,000,000	1,951,240
Conoco Funding Co., 6.35%, 10/15/2011	2,800,000	2,836,092
Devon Financing Corp., ULC, 6.875%, 9/30/2011	2,000,000	1,949,240
KeySpan Corp., 7.625%, 11/15/2010	2,225,000	2,416,217
Petroleum Geo-Services, 7.5%, 3/31/2007	2,450,000	2,318,680
Phillips Petroleum Co., 8.75%, 5/25/2010	1,950,000	2,269,800
Texas Eastern Transmission Corp., 7.3%, 12/1/2010	1,950,000	2,052,843
		15,794,112
Financial 2.5%
Capital One Bank, 6.875%, 2/1/2006	1,750,000	1,704,133
Citigroup, Inc., 7.25%, 10/1/2010	1,950,000	2,091,629
Countrywide Home Loans, 5.5%, 8/1/2006	2,800,000	2,792,972
Firstar Bank NA, 7.125%, 12/1/2009	975,000	1,031,189
FleetBoston Financial Corp., Series C, 7.25%, 9/15/2005	1,775,000	1,910,415
Ford Motor Credit Co., 7.6%, 8/1/2005	1,950,000	2,005,887
General Electric Capital Corp., 6.5%, 12/10/2007	1,950,000	2,095,080
General Motors Acceptance Corp., 6.875%, 9/15/2011	2,800,000	2,738,540
PNC Funding Corp., 5.75%, 8/1/2006	2,025,000	2,063,171
Prudential Insurance Co., 6.375%, 7/23/2006	1,950,000	2,010,957
Wells Fargo & Co., 7.25%, 8/24/2005	1,950,000	2,097,323
Wells Fargo Bank, 7.55%, 6/21/2010	800,000	876,280
		23,417,576
Manufacturing 0.7%
Dow Chemical Co., 7.0%, 8/15/2005	1,950,000	2,091,765
International Paper Co., 8.0%, 7/8/2003	1,950,000	2,075,951
Tyco International Group SA, 6.375%, 10/15/2011	2,800,000	2,738,960
		6,906,676
Media 0.8%
CSC Holdings, Inc., 7.875%, 12/15/2007	3,350,000	3,451,877
Comcast Cable Communications, 7.125%, 6/15/2013	900,000	920,187
News America Holdings, Inc., 9.25%, 2/1/2013	975,000	1,120,334
Time Warner, Inc., 9.125%, 1/15/2013	1,950,000	2,307,650
		7,800,048
Utilities 0.9%
Alabama Power Co., 7.125%, 8/15/2004	3,200,000	3,387,387
Pacificorp, 6.9%, 11/15/2011	1,850,000	1,851,332
Progress Energy, Inc., 6.75%, 3/1/2006	2,800,000	2,910,040
		8,148,759
Total Corporate Bonds (Cost $72,637,369)		74,601,305

Asset Backed 0.8%
Automobile Receivables 0.2%
Daimler Chrysler Auto Trust "A3", Series 2000-C, 6.82%, 9/6/2004	2,425,000	2,512,202
Credit Card Receivables 0.6%
Citibank Credit Card Issuance Trust "A1", Series 2000-A1, 6.9%, 10/17/2007	2,125,000	2,274,775
MBNA Master Credit Card Trust "A", Series 2000-I, 6.9%, 1/15/2008	3,000,000	3,209,857
		5,484,632
Total Asset Backed (Cost $7,543,874)		7,996,834
U.S. Treasury Obligations 17.5%
U.S. Treasury Bond: 5.0%, 8/15/2011	6,525,000	6,504,577
5.375%, 2/15/2031	7,600,000	7,489,572
5.625%, 11/30/2002	5,000,000	5,163,300
6.125%, 8/15/2029	7,625,000	8,070,605
6.25%, 5/15/2030	9,425,000	10,199,641
9.375%, 2/15/2006	13,900,000	16,566,993
U.S. Treasury Note 3.5%, 11/15/2006	2,625,000	2,529,844
4.625%, 5/15/2006	3,880,000	3,932,729
5.75%, 11/15/2005	9,200,000	9,716,028
5.75%, 8/15/2010	16,285,000	17,083,942
6.25%, 2/15/2003	10,800,000	11,277,576
6.5%, 2/15/2010	13,310,000	14,609,855
6.75%, 5/15/2005	48,150,000	52,348,198
Total U.S. Treasury Obligations (Cost $158,977,912)		165,492,860

Government National Mortgage Association 2.5%
Government National Mortgage Association: 6.5% with various maturities until 11/20/2031	8,065,953	8,099,675
7.0% with various maturities until 5/1/2029	11,087,709	11,347,833
7.5%, 12/20/2030	3,838,092	3,961,218
Total Government National Mortgage Association (Cost $23,038,826)		23,408,726

Federal National Mortgage Association 6.0%
Federal National Mortgage Association: 5.25%, 6/15/2006	3,650,000	3,716,722
6.0%, 1/1/2032 (c)	3,925,000	3,843,242
6.5% with various maturities until 11/1/2031	18,405,587	18,428,961
7.0% with various maturities until 1/1/2032 (c)	18,969,189	19,648,544
7.5% with various maturities until 8/1/2031	8,466,602	8,777,169
8.0%, 9/1/2015	2,097,998	2,195,135
Total Federal National Mortgage Association (Cost $55,513,882)		56,609,773
Cash Equivalents 6.3%
Zurich Scudder Cash Management QP Trust, 2.05% (b) (Cost $59,609,646)	59,609,646	59,609,646
Total Investment Portfolio - 100.0% (Cost $864,410,225) (a)		946,603,744

* Non-income producing security.
(a) The cost for federal income tax purposes was $870,964,740. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $75,639,004. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $90,369,147 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,730,143.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery pools included.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $864,410,225)	$ 946,603,744
Dividends receivable	419,861
Interest receivable	4,424,911
Receivable for Fund shares sold	1,022,463
Foreign taxes recoverable	14,220
Total assets	952,485,199
Liabilities
Payable for when-issued and forward delivery securities	16,071,227
Payable for investments purchased	1,090,613
Payable for Fund shares redeemed	14,077,779
Accrued management fee	385,724
Other accrued expenses and payables	233,297
Total liabilities	31,858,640
Net assets, at value	$ 920,626,559
Net Assets
Net unrealized appreciation (depreciation) on investments	82,193,519
Accumulated net realized gain (loss)	(82,621,193)
Paid-in capital	921,054,233
Net assets, at value	$ 920,626,559
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($409,047,928 / 23,394,228 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.48
Class S Net Asset Value, offering and redemption price per share ($511,578,631 / 29,270,680 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.48

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $47,737)	$ 5,342,174
Interest	24,762,889
Total Income	30,105,063
Expenses: Management fee	4,623,634
Administrative fee	2,951,267
Trustees' fees and expenses	10,698
Other	21,697
Total expenses, before expense reductions	7,607,296
Expense reductions	(6,607)
Total expenses, after expense reductions	7,600,689
Net investment income (loss)	22,504,374
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(79,047,763)
Net unrealized appreciation (depreciation) during the period on investments	(7,761,805)
Net gain (loss) on investment transactions	(86,809,568)
Net increase (decrease) in net assets resulting from operations	$ (64,305,194)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income (loss)	$ 22,504,374	$ 14,784,229
Net realized gain (loss) on investment transactions	(79,047,763)	48,099,883
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,761,805)	(108,172,100)
Net increase (decrease) in net assets resulting from operations	(64,305,194)	(45,287,988)
Distributions to shareholders from: Net investment income: Class AARP	(10,367,674)	(5,145,606)
Class S	(12,948,731)	(9,686,346)
Net realized gains: Class AARP	(4,205,363)	(18,675,180)
Class S	(4,971,425)	(27,041,350)
Fund share transactions: Proceeds from shares sold	187,669,144	155,496,010
Net assets acquired in tax-free reorganization	-	553,908,856
Reinvestment of distributions	30,735,206	57,846,202
Cost of shares redeemed	(220,308,045)	(214,330,702)
Net increase (decrease) in net assets from Fund share transactions	(1,903,695)	552,920,366
Increase (decrease) in net assets	(98,702,082)	447,083,896
Net assets at beginning of period	1,019,328,641	572,244,745
Net assets at end of period (including undistributed net investment income of $28,517 at December 31, 2000)	$ 920,626,559	$ 1,019,328,641

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended December 31,	2001[a]	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.26	$ 21.46
Income (loss) from investment operations: Net investment income[c]	.41	.18
Net realized and unrealized gain (loss) on investment transactions	(1.59)	(1.42)
Total from investment operations	(1.18)	(1.24)
Less distributions from: Net investment income	(.43)	(.21)
Net realized gains on investment transactions	(.17)	(.75)
Total distributions	(.60)	(.96)
Net asset value, end of period	$ 17.48	$ 19.26
Total Return (%)	(6.02)	(5.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	409	499
Ratio of expenses (%)	.77	.72d*
Ratio of net investment income (loss) (%)	2.29	2.45*
Portfolio turnover rate (%)	112	131

a As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.
c Based on average shares outstanding during the period.
d The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction is .77%.
* Annualized
** Not annualized

Class S

Years Ended December 31,	2001[a]	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 19.25	$ 21.15	$ 18.96	$ 16.85	$ 14.60
Income (loss) from investment operations: Net investment income[b]	.41	.38	.33	.36	.38
Net realized and unrealized gain (loss) on investment transactions	(1.58)	(.87)	2.20	3.14	2.91
Total from investment operations	(1.17)	(.49)	2.53	3.50	3.29
Less distributions from: Net investment income	(.43)	(.37)	(.32)	(.37)	(.36)
Net realized gains on investment transactions	(.17)	(1.04)	(.02)	(1.02)	(.68)
Total distributions	(.60)	(1.41)	(.34)	(1.39)	(1.04)
Net asset value, end of period	$ 17.48	$ 19.25	$ 21.15	$ 18.96	$ 16.85
Total Return (%)	(6.02)	(2.42)	13.46	21.10[c]	22.78[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	512	520	572	264	159
Ratio of expenses before expense reductions (%)	.77	1.17[d]	1.29	1.34	1.37
Ratio of expenses after expense reductions (%)	.77	1.17[d]	1.29	1.29	1.02
Ratio of net investment income (loss) (%)	2.29	1.85	1.69	1.99	2.32
Portfolio turnover rate (%)	112	131	102	75	43

a As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets from 2.37% to 2.29%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b Based on average shares outstanding during the period.
c Total returns would have been lower had certain expenses not been reduced.
d The ratios of operating expenses excluding costs incurred in connection with reorganization in fiscal 2000 before and after expense reductions were 1.14% and 1.14%, respectively (see Note G).

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Balanced Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $76,067,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (76,067,000)
Unrealized appreciation (depreciation) on investments	$ 75,639,004

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from ordinary income*	$ 23,316,405
Distributions from long-term capital gains	$ 9,176,788

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums, with the exception of mortgage-backed securities, are accreted and amortized for financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments, direct U.S. government obligations and mortgage dollar roll transactions) aggregated $917,473,291 and $872,052,549, respectively. Purchases and sales of direct U.S. government obligations aggregated $95,739,199 and $132,057,779, respectively. Purchases and sales of mortgage dollar roll transactions aggregated $51,979,484 and $52,147,151, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor") the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.47% of the first $1,500,000,000 of the Fund's average daily net assets, 0.445% of the next $500,000,000 of such net assets and 0.42% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended December 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.47% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the Investment Company Act of 1940 and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets for each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended December 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at December 31, 2001
Class AARP	$ 1,320,979	$ 103,751
Class S	1,630,288	128,044
	$ 2,951,267	$ 231,795

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended December 31, 2001, totaled $948,949 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the year ended December 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $6,607 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

	Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,197,949	$ 21,492,670	343,038*	$ 7,030,988*
Class S	9,110,675	166,176,474	7,116,346	148,465,022
		$ 187,669,144		$ 155,496,010
Shares issued in tax-free reorganization
Class AARP	-	$ -	25,811,224	$ 553,908,856
Class S	-	-	-	-
		$ -		$ 553,908,856
Shares issued to shareholders in reinvestment of distributions
Class AARP	752,715	$ 13,094,374	1,116,456*	$ 21,641,974*
Class S	1,015,320	17,640,832	1,820,183	36,204,228
		$ 30,735,206		$ 57,846,202
Shares redeemed
Class AARP	(4,466,056)	$ (80,115,009)	(1,361,098)*	$ (28,025,758)*
Class S	(7,883,651)	(140,193,036)	(8,969,027)	(186,304,944)
		$ (220,308,045)		$ (214,330,702)
Net increase (decrease)
Class AARP	(2,515,392)	$ (45,527,965)	25,909,620*	$ 554,556,060*
Class S	2,242,344	43,624,270	(32,498)	(1,635,694)
		$ (1,903,695)		$ 552,920,366

* For the period August 28, 2000 (commencement of sales of Class AARP shares) to December 31, 2000.

G. Acquisition of Assets

On August 25, 2000, the Fund acquired all the net assets of AARP Balanced Stock and Bond Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 25,811,224 Class AARP shares of the Fund for 27,734,032 shares of AARP Balanced Stock and Bond Fund outstanding on August 25, 2000. AARP Balanced Stock and Bond Fund's net assets at that date ($553,908,856), including $95,918,834 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $572,402,044. The combined net assets of the Fund immediately following the acquisition were $1,126,310,900.

H. Change In Accounting Principle

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which are included in realized gain (loss) on investment transactions are included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $206,600 reduction in cost of securities and a corresponding $206,600 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $788,704, increase unrealized appreciation (depreciation) by $391,505, and increase net realized gains (losses) by $397,199. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Balanced Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 19, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.17 per share from net long-term capital gains during its year ended December 31, 2001, of which 100% represents 20% rate gains.

For corporate shareholders, 22% of the income dividends paid during the Fund's fiscal year ended December 31, 2001 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents information about each Trustee of the fund as of December 31, 2001. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, the address of each Trustee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton (68)
Trustee	1993 to present	President, WGBH Educational Foundation	49	American Public Television; New England Aquarium; Becton Dickinson and Company; Mass Corporation for Educational Telecommunications; The A.H. Belo Company; Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1997 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	49	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (72)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	49	None
Keith R. Fox (57)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	49	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	49	The William and Flora Hewlett Foundation
Jean C. Tempel (58)
Trustee	1994 to present	Managing Partner, First Light Capital (venture capital group)	49	United Way of Mass Bay; Sonesta International Hotels, Inc.; Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)

Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Linda C. Coughlin[1] (49)
Trustee and President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	134	None
Steven Zaleznick[2] (47)
Trustee	2000 to present	President and CEO, AARP Services, Inc. (1999 to present); prior thereto, General Counsel and Acting Director/Membership, AARP	49	None

1 Ms. Coughlin is considered an "interested person" because of her affiliation with the fund's investment manager.
2 Mr. Zaleznick may be considered an "interested person" because of his affiliation with AARP.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Linda C. Coughlin (49)
President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Thomas V. Bruns (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Robert S. Cessine (51)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
William F. Glavin, Jr. (43)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (April 1997 to present); prior thereto, Executive Vice President of Market and Product Development, The Dreyfus Corporation
Gary A. Langbaum (53)
Vice President	1999 to present	Managing Director, Zurich Scudder Investments, Inc.
James E. Masur (41)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Director of Finance, Dreyfus Retirement Services
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc.
Harry E. Resis, Jr. (56)
Vice President	2001 to present	Managing Director, Zurich Scudder Investments, Inc.
Howard Schneider (44)
Vice President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.
Gary L. French (50)
Treasurer	2002 to present	Managing Director, Zurich Scudder Investments, Inc. (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)
Assistant Secretary	1997 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Dividend & Growth Fund
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes